                                  UNITED STATES
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                             PRIME HOSPITALITY CORP.
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THIS FILING CONSISTS OF A MEMORANDUM  PREPARED BY PRIME HOSPITALITY CORP. TO ITS
FRANCHISEES.

I imagine that this week's  announcement  of our  acquisition  by The Blackstone
Group  ("Blackstone")  raises  a few  questions.  First,  franchising  is a very important part of our business and Blackstone  intends to support and expand the franchise  customer base. That being said, we simply don't have all the answers.
During  the  next  several  weeks,  senior  management  of  Blackstone  and  our management  team will be reviewing  all aspects of the business and begin making decisions  about how we operate  the  company  going  forward.  Answers  will be provided  in due  course.  Hopefully,  the  info  below  answers  some  of  your questions.

Blackstone  is a New York based  private  investment  firm that has a successful history of buying companies, making additional investments in the companies they buy, and growing those companies.  In the recent past,  Blackstone has purchased other hotel  companies such as Extended Stay America,  Homestead  Studio Suites, and the  Savoy  Group  of  luxury  European  hotels.  In all  three  cases,  the
headquarters  of  these  businesses   remained  largely  intact.   Please  visit
WWW.BLACKSTONE.COM to learn more about Blackstone.

Blackstone  intends to invest a significant amount of capital in our brands. For example,  part of their investment will support an extensive  refurbishment plan for AmeriSuites,  designed to improve the  competitiveness  of the brand.  While thirty-seven  (37) Wellesley Inns and Suites  (former  Homegate  Hotels) will be converted to an Extended  Stay  America  brand,  Prime  Hospitality  Corp.  will continue to operate and franchise the remaining Wellesley Inns. In addition,  we will continue to operate the Prime Hotel brand and other full service hotels. In summary, we believe  Blackstone's overall strategy will be to operate our brands in a manner that will accelerate opportunities for their growth.

Thank you for your attention  and, as always,  please do not hesitate to contact me with any questions or concerns.

Sincerely,
Phil Harvey - VP, Brand Support
Prime Hospitality Corp.
700 Route 46 East     Fairfield, NJ   07007
Phone: (973) 882-7670     Fax: (973) 808-7752